Asset retirement obligation	12 Months Ended
Dec. 31, 2023
Asset retirement obligation
Asset Retirement Obligation

13. Asset Retirement Obligations

Asset retirement obligations ("ARO") relate to minor non-operated interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The estimated future abandonment liability is based on estimates of the future timing and costs to abandon, remediate and reclaim the well sites within the next five years. The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 3.4% and discounted using a credit-adjusted risk-free interest rate of 10%.

	2023	2022	2021
ARO balance, beginning of the year	$24,574	$22,337	$22,741
Accretion expense	2,069	2,069	2,069
Change in ARO estimates	387	168	(2,473)
ARO balance, end of the year	27,030	24,574	22,337